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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 29, 2000
                                                        -----------------



                          WILLAMETTE INDUSTRIES, INC.
                          ---------------------------
              (Exact Name of registrant specified in its charter)



Oregon                              1-12545                     93-0312940
------                              -------                     ----------
(State or other Jurisdiction        (Commission File Number)    (I.R.S. employer Identification No.)
 of Incorporation)
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                       1300 S.W. Fifth Avenue, Suite 3800
                             Portland, Oregon 97201
                    (Address of principal executive offices)
                    ----------------------------------------
                 Registrant's telephone number: (503) 227-5581
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Item 5.  Other Events.
         ------------

          The purpose of this Form 8-K is to file a press release issued by Willamette Industries, Inc., on November 29, 2000 relating to the Tender Offer
Statement on Schedule TO filed by Company Holdings, Inc., a wholly owned subsidiary of Weyerhaeuser Company, on November 29, 2000. A copy of the press release is filed herewith as Exhibit 99.1 and is hereby incorporated by reference to this Item 5.

Item 7.  Exhibits.
         --------

          Exhibit   99.1 Press release issued November 29, 2000 relating to the
                    Tender Offer Statement on Schedule TO filed by Company
                    Holdings, Inc., a wholly owned subsidiary of Weyerhaeuser
                    Company, on November 29, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WILLAMETTE INDUSTRIES, INC.
                              ---------------------------
                              (Registrant)

                              By:    /s/ GREG HAWLEY
                                     ---------------
                              Name:  Greg Hawley
                              Title: Executive Vice President and Chief
                                     Financial Officer

December 1, 2000
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                                INDEX TO EXHIBITS
                                -----------------


Exhibit Number         Exhibit Title
--------------         -------------

99.1 Press release issued November 29, 2000 relating to the Tender Offer Statement on Schedule TO filed by Company
                       Holdings, Inc., a wholly owned subsidiary of Weyerhaeuser
                       Company, on November 29, 2000.